                                                                       EX-99.g.1

                                CUSTODY AGREEMENT

     AGREEMENT,  dated as of  ________________,  2008 between  RevenueShares ETF
Trust, a statutory  trust  organized and existing under the laws of the State of
Delaware,  having its  principal  office and place of business  at One  Commerce
Square,  Suite  2020,  Philadelphia,  PA 19103 (the  "Fund") and The Bank of New
York, a New York  corporation  authorized  to do a banking  business  having its principal  office and place of business at One Wall Street,  New York,  New York
10286 ("Custodian").

                              W I T N E S S E T H:

that for and in consideration  of the mutual promises  hereinafter set forth the
Fund and Custodian agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

     Whenever  used in this  Agreement,  the  following  words  shall  have  the meanings set forth below:

     1.  "Authorized  Person" shall be any person,  whether or not an officer or employee  of the Fund,  duly  authorized  by the  Fund's  board to  execute  any
Certificate  or to  give  any  Oral  Instruction  with  respect  to one or  more
Accounts,  such persons to be  designated  in a  Certificate  annexed  hereto as
Schedule I hereto or such other Certificate as may be received by Custodian from time to time.

     2. "Custodian Affiliate" shall mean any office, branch or subsidiary of The
Bank of New York Company, Inc.

     3. "Book-Entry System" shall mean the Federal  Reserve/Treasury  book-entry system for receiving and delivering securities, its successors and nominees.

     4.  "Business  Day" shall  mean any day on which  Custodian,  the  relevant
Depositories and the Fund are open for business.

     5. "Certificate" shall mean any notice, instruction, or other instrument in writing,  authorized  or required by this  Agreement  to be given to  Custodian, which is actually received by Custodian by letter or electronic transmission and signed  on  behalf of the Fund by an  Authorized  Person or a person  reasonably believed by Custodian to be an Authorized Person.

     6. [Reserved]

     7. "Depository" shall include (a) the Book-Entry System, (b) the Depository
Trust Company, (c) any other clearing agency or securities depository registered with the U.S.  Securities  and Exchange  Commission  identified to the Fund from time to time, and (d) the respective successors and nominees of the foregoing.

     8. [Reserved]

     9. "Instructions" shall mean communications  actually received by Custodian by S.W.I.F.T.,  tested telex, letter, facsimile transmission, or other method or system  specified  by  Custodian as  available  for use in  connection  with the services hereunder.

     10.  "Oral  Instructions"  shall  mean  verbal  instructions   received  by
Custodian  from an  Authorized  Person or from a person  reasonably  believed by
Custodian to be an Authorized Person.

     11. "Series" shall mean the various portfolios,  if any, of the Fund listed on  Schedule  II hereto,  as amended  from time to time,  and if none are listed references to Series shall be references to the Fund.

     12. "Securities" shall include,  without  limitation,  any common stock and other equity  securities,  bonds,  debentures and other debt securities,  notes, mortgages  or other  obligations,  and any  instruments  representing  rights to receive,  purchase,  or subscribe for the same, or representing any other rights or  interests  therein  (whether  represented  by a  certificate  or  held  in a
Depository).

     13. [Reserved]

     14. "1940 Act" shall mean the Investment Company Act of 1940, as amended.

                                   ARTICLE II
                       APPOINTMENT OF CUSTODIAN; ACCOUNTS;
                   REPRESENTATIONS, WARRANTIES, AND COVENANTS

     1. (a) The Fund hereby  appoints  Custodian as custodian of all  Securities and cash at any time delivered to Custodian  during the term of this  Agreement, and authorizes  Custodian to hold  Securities in registered  form in its name or the name of its nominees.  Custodian  hereby accepts such appointment and agrees to establish and maintain one or more securities  accounts and cash accounts for each Series in which Custodian will hold Securities and cash as provided herein.
Custodian shall maintain books and records segregating the assets of each Series from the  assets  of any  other  Series.  Such  accounts  (each,  an  "Account";
collectively, the "Accounts") shall be in the name of the Fund.

          (b) Custodian may from time to time establish on its books and records such  sub-accounts  within each Account as the Fund and Custodian may agree upon (each a "Special  Account"),  and Custodian shall reflect therein such assets as the Fund may specify in a Certificate or Instructions.

          (c)  Custodian may from time to time  establish  pursuant to a written agreement with and for the benefit of a broker,  dealer, futures commission merchant or other third party  identified in a Certificate or  Instructions such accounts on such terms and conditions as the Fund and Custodian  shall agree,  and Custodian  shall  transfer to such account such  Securities and money as the Fund may specify in a Certificate or Instructions.

     2. The Fund hereby  represents  and  warrants,  which  representations  and warranties  shall be continuing  and shall be deemed to be reaffirmed  upon each delivery of a Certificate or each giving of Oral Instructions or Instructions by the Fund, that:

          (a)  It  is  duly  organized  and  existing  under  the  laws  of  the jurisdiction of its organization,  with full power to carry on its business as now  conducted,  to  enter  into  this  Agreement,  and to  perform  its obligations hereunder;

          (b) This Agreement has been duly authorized, executed and delivered by the Fund,  approved by a resolution  of its board,  constitutes a valid and legally binding obligation of the Fund,  enforceable in accordance with its terms, and there is no statute, regulation, rule, order or judgment binding on it, and no  provision  of its charter or by-laws,  nor of any  mortgage, indenture,  credit  agreement or other contract  binding on it or affecting its property,  which would  prohibit its execution or  performance  of this
     Agreement;

          (c) It is conducting its business in substantial  compliance  with all applicable laws and requirements,  both state and federal, and has obtained all regulatory  licenses,  approvals and consents necessary to carry on its business as now conducted;

          (d) It will not use the services  provided by  Custodian  hereunder in any manner  that is, or will  result in, a  violation  of any law,  rule or regulation applicable to the Fund;

          (e) [Reserved];

          (f) [Reserved];

          (g) It is fully informed of the protections and risks  associated with various  methods of transmitting  Instructions  and Oral  Instructions  and
     delivering   Certificates  to  Custodian,   shall,  and  shall  cause  each
     Authorized  Person,  to safeguard  and treat with extreme care any user and authorization codes, passwords and/or authentication keys, understands that there may be more secure  methods of  transmitting  or delivering  the same than the methods  selected by it, agrees that the security  procedures  (if any)  to  be  followed  in  connection  therewith  provide  a  commercially reasonable  degree  of  protection  in light of its  particular  needs  and circumstances,  and acknowledges and agrees that  Instructions  need not be reviewed by Custodian,  may  conclusively  be presumed by Custodian to have been given by person(s) duly authorized, and may be acted upon as given;

          (h) It shall manage its borrowings, including, without limitation, any advance or overdraft  (including any day-light  overdraft) in the Accounts, so that the  aggregate  of its total  borrowings  for each  Series does not exceed the amount such Series is permitted to borrow under the 1940 Act;

          (i) Its  transmission  or giving of, and Custodian  acting upon and in reliance on, Certificates,  Instructions,  or Oral Instructions pursuant to this Agreement shall at all times comply with the 1940 Act;

          (j) It shall impose and maintain  restrictions on the  destinations to
     which  cash  may  be  disbursed  by   Instructions   to  ensure  that  each
     disbursement is for a proper purpose; and

          (k) It has the  right  to make  the  pledge  and  grant  the  security interest and security  entitlement  to Custodian  contained in Section 1 of
     Article V hereof,  free of any right of  redemption  or prior  claim of any other  person or entity,  such  pledge and such  grants  shall have a first priority  subject to no  setoffs,  counterclaims,  or other liens or grants prior to or on a parity therewith,  and it shall take such additional steps as Custodian may require to assure such priority.

     3. The Fund hereby  covenants  that it shall from time to time complete and execute  and deliver to  Custodian  upon  Custodian's  request a Form FR U-1 (or successor  form)  whenever the Fund borrows from  Custodian any money to be used for the  purchase  or  carrying  of margin  stock as defined in Federal  Reserve
Regulation U.

     4. Custodian  hereby  represents and warrants,  which  representations  and warranties shall be continuing, that:

          (a)  It  is  duly  organized  and  existing  under  the  laws  of  the jurisdiction of its organization,  with full power to carry on its business as now  conducted,  to  enter  into  this  Agreement,  and to  perform  its obligations hereunder; and

          (b) This Agreement has been duly authorized, executed and delivered by
     Custodian, constitutes a valid and legally binding obligation of Custodian, enforceable  in  accordance  with  its  terms,  and  there  is no  statute, regulation,  rule, order or judgment binding on it, and no provision of its charter or by-laws,  nor of any mortgage,  indenture,  credit  agreement or other  contract  binding  on it or  affecting  its  property,  which  would prohibit its execution or performance of this Agreement;

                                  ARTICLE III
                          CUSTODY AND RELATED SERVICES

     1. (a) Subject to the terms hereof, the Fund hereby authorizes Custodian to hold any  Securities  received  by it from time to time for the Fund's  account.
Custodian  shall be  entitled  to  utilize,  subject to  subsection  (c) of this
Section  1,  Depositories,  to  the  extent  possible  in  connection  with  its performance  hereunder.  Securities  and cash held in a Depository  will be held subject to the rules,  terms and  conditions  of such  entity.  Custodian  shall identify on its books and records the Securities and cash belonging to the Fund, whether held directly or indirectly through Depositories.

          (b) [Reserved]

          (c) With respect to each Depository,  Custodian (i) shall exercise due care in accordance with reasonable  commercial standards in discharging its duties as a  securities  intermediary  to obtain  and  thereafter  maintain
     Securities or financial assets  deposited or held in such  Depository,  and
     (ii) will provide,  promptly upon request by the Fund,  such reports as are
     available   concerning  the  internal  accounting  controls  and  financial strength of Custodian and such Depository.

          (d) [Reserved]

     2.  Custodian  shall furnish the Fund with an advice of daily  transactions
(including a confirmation  of each transfer of Securities) and a monthly summary of all transfers to or from the Accounts.

     3. With respect to all Securities held hereunder,  Custodian shall,  unless otherwise instructed to the contrary:

          (a)  Receive  all  income  and other  payments  and advise the Fund as promptly as practicable of any such amounts due but not paid;

          (b)  Present  for  payment  and  receive  the  amount  paid  upon  all
     Securities  which may mature and advise the Fund as promptly as practicable of any such amounts due but not paid;

          (c) As promptly as practical  under the  circumstances  forward to the
     Fund copies of all  information or documents  that it may actually  receive from an issuer of  Securities  which,  in the  opinion  of  Custodian,  are intended for the beneficial owner of Securities;

          (d) Execute, as custodian, any certificates of ownership,  affidavits, declarations or other  certificates  under any tax laws now or hereafter in effect in connection with the collection of bond and note coupons;

          (e) Hold  directly  or through a  Depository  all  rights and  similar
     Securities  issued with  respect to any  Securities  credited to an Account hereunder; and

          (f)  Endorse  for  collection  checks,   drafts  or  other  negotiable
     instruments.

     4. (a)  Custodian  shall as promptly as practical  under the  circumstances notify the Fund of rights or  discretionary  actions with respect to  Securities
held  hereunder,  which  shall  include,  without  limitation,   class  actions,
bankruptcy  or other  reorganizations,  and of the  date or  dates by when  such rights must be exercised or such action must be taken,  and shall as promptly as promptly as practical under the  circumstances  thereafter,  forward to the Fund any notices,  information  statements or other materials  received in connection with such rights or  discretionary  actions provided that Custodian has actually received,  from the issuer or the relevant Depository or a nationally recognized bond or corporate action service to which Custodian subscribes, timely notice of such  rights or  discretionary  corporate  action  or of the date or dates  such rights must be exercised or such action must be taken.  Absent actual receipt of such  notice,  Custodian  shall have no  liability  for failing to so notify the
Fund.

          (b)  Whenever  Securities  (including,  but not limited to,  warrants, options,  tenders,  options to tender or non-mandatory puts or calls, class actions,  bankruptcy or other reorganizations)  confer discretionary rights on the Fund or provide for discretionary  action or alternative  courses of action by the Fund, the Fund shall be responsible  for making any decisions relating thereto and for directing Custodian to act. In order for Custodian to  act,  it  must  receive  the  Fund's  Certificate  or  Instructions  at
     Custodian's offices,  addressed as Custodian may from time to time request, not later than noon (New York time) at least two (2) Business Days prior to the last  scheduled  date to act with respect to such  Securities  (or such earlier  date  or  time as  Custodian  may  specify  to the  Fund).  Absent
     Custodian's  timely receipt of such Certificate or Instructions,  Custodian shall  not be liable  for  failure  to take any  action  relating  to or to exercise any rights conferred by such Securities.

     5. All voting rights with respect to Securities,  however registered, shall be exercised by the Fund or its designee.  Custodian  will make available to the
Fund proxy  voting  services  upon the  request  of,  and for the  jurisdictions selected by, the Fund in  accordance  with terms and  conditions  to be mutually agreed upon by Custodian and the Fund.

     6. Custodian shall promptly advise the Fund upon Custodian's actual receipt of  notification  of the partial  redemption,  partial  payment or other  action affecting  less than all Securities of the relevant  class.  If Custodian or any
Depository  holds any  Securities in which the Fund has an interest as part of a fungible  mass,  Custodian  or such  Depository  may  select the  Securities  to participate in such partial  redemption,  partial payment or other action in any non-discriminatory manner that it customarily uses to make such selection.

     7.  Custodian  shall not under any  circumstances  accept  bearer  interest coupons  which have been stripped  from United  States  federal,  state or local government  or agency  securities  unless  explicitly  agreed to by Custodian in writing.

     8. The Fund shall be liable for all  taxes,  assessments,  duties and other governmental  charges,  including  any interest or penalty with respect  thereto
("Taxes"),  with respect to any cash or Securities held on behalf of the Fund or any transaction  related  thereto.  The Fund shall  indemnify  Custodian for the amount of any Tax that  Custodian  or any other  withholding  agent is  required under  applicable laws (whether by assessment or otherwise) to pay on behalf of, or in respect of income  earned by or payments or  distributions  made to or for the account of the Fund  (including  any payment of Tax required by reason of an earlier  failure to  withhold).  Custodian  shall,  or shall  instruct the other withholding  agent to,  withhold  the amount of any Tax which is  required to be withheld under applicable law upon collection of any dividend, interest or other distribution  made with  respect to any Security and any proceeds or income from the sale, loan or other transfer of any Security. In the event that Custodian is required under applicable law to pay any Tax on behalf of the Fund, Custodian is hereby  authorized to withdraw cash from any cash account in the amount required to pay  such Tax and to use  such  cash,  or to  remit  such  cash to the  other withholding  agent, for the timely payment of such Tax in the manner required by applicable  law.  If the  aggregate  amount of cash in all cash  accounts is not sufficient  to pay such Tax,  Custodian  shall  promptly  notify the Fund of the additional amount of cash (in the appropriate  currency) required,  and the Fund shall directly  deposit such additional  amount in the appropriate  cash account promptly after receipt of such notice, for use by Custodian as specified herein.
In the event that Custodian reasonably believes that Fund is eligible,  pursuant to applicable law or to the provisions of any tax treaty, for a reduced rate of, or exemption from, any Tax which is otherwise required to be withheld or paid on behalf of the Fund under any applicable law,  Custodian shall, or shall instruct the  withholding  agent to, either withhold or pay such Tax at such reduced rate or refrain from  withholding or paying such Tax, as  appropriate;  provided that
Custodian  shall  have  received  from  the  Fund all  documentary  evidence  of residence or other  qualification for such reduced rate or exemption required to be received  under such  applicable  law or treaty.  In the event that Custodian reasonably  believes  that a reduced  rate of,  or  exemption  from,  any Tax is obtainable only by means of an application  for refund,  Custodian shall have no responsibility  for the  accuracy  or  validity  of any  forms or  documentation provided by the Fund to Custodian hereunder. The Fund hereby agrees to indemnify and hold  harmless  Custodian  in  respect  of any  liability  arising  from any underwithholding or underpayment of any Tax which results from the inaccuracy or invalidity  of any such forms or other  documentation,  and such  obligation  to indemnify  shall be a continuing  obligation  of the Fund,  its  successors  and assigns notwithstanding the termination of this Agreement.

     9. (a) For the  purpose of  settling  Securities,  the Fund  shall  provide
Custodian with sufficient  immediately  available funds for all  transactions by such time and date as conditions in the relevant market dictate. Custodian shall provide the Fund with immediately available funds each day which result from the actual  settlement  of all sale  transactions,  based upon  advices  received by
Custodian from, Depositories. Such funds shall be in U.S. dollars.

          (b) [Reserved]

          (c) To the extent  that  Custodian  has  agreed to provide  pricing or other information services in connection with this Agreement,  Custodian is authorized  to  utilize  any  vendor  (including  brokers  and  dealers  of
     Securities) reasonably believed by Custodian to be reliable to provide such information.  The Fund  understands  that certain pricing  information with respect to complex financial  instruments (e.g.,  derivatives) may be based on calculated  amounts rather than actual market  transactions  and may not reflect actual market values, and that the variance between such calculated amounts and actual market values may or may not be material.  Where vendors do not provide information for particular  Securities or other property, an
     Authorized Person may advise Custodian in a Certificate  regarding the fair market  value of, or  provide  other  information  with  respect  to,  such
     Securities or property as determined by it in good faith.  Custodian  shall not be liable  for any  loss,  damage or  expense  incurred  as a result of errors or  omissions  with  respect  to any  pricing  or other  information utilized by Custodian hereunder.

     10. Until such time as  Custodian  receives a  certificate  to the contrary with respect to a particular Security, Custodian may release the identity of the
Fund to an issuer which requests such  information  pursuant to the  Shareholder
Communications  Act of 1985 for the  specific  purpose of direct  communications between such issuer and shareholder.

     12. Custodian shall have, and will maintain,  such backup,  contingency and disaster recovery procedures as are required by its regulators.

                                   ARTICLE IV
                        PURCHASE AND SALE OF SECURITIES;
                               CREDITS TO ACCOUNT

     1. Promptly after each purchase or sale of Securities by the Fund, the Fund shall deliver to Custodian a Certificate or  Instructions,  or with respect to a purchase or sale of a Security  generally required to be settled on the same day the  purchase or sale is made,  Oral  Instructions  specifying  all  information
Custodian  may  reasonably  request to settle such  purchase or sale.  Custodian shall account for all purchases and sales of Securities on the actual settlement date unless otherwise agreed by Custodian.

     2. The Fund  understands  that when  Custodian  is  instructed  to  deliver
Securities  against payment,  delivery of such Securities and receipt of payment therefor may not be completed  simultaneously.  Notwithstanding any provision in this  Agreement  to  the  contrary,  settlements,  payments  and  deliveries  of
Securities  may be effected by Custodian  in  accordance  with the  customary or established securities trading or securities processing practices and procedures in  the  jurisdiction  in  which  the  transaction  occurs,  including,  without limitation,  delivery  to a  purchaser  or dealer  therefor  (or agent)  against receipt with the expectation of receiving later payment for such Securities. The
Fund assumes full responsibility for all risks,  including,  without limitation, credit risks, involved in connection with such deliveries of Securities.

     3.  Custodian  may, as a matter of  bookkeeping  convenience or by separate agreement  with the Fund,  credit the Account with the  proceeds  from the sale, redemption or other  disposition  of Securities or interest,  dividends or other distributions payable on Securities prior to its actual receipt of final payment therefor. All such credits shall be conditional until Custodian's actual receipt of final  payment  and may be  reversed  by  Custodian  to the extent that final payment is not  received.  Payment  with  respect to a  transaction  will not be
"final" until  Custodian shall have received  immediately  available funds which under  applicable  local law,  rule and/or  practice  are  irreversible  and not subject  to any  security  interest,  levy or other  encumbrance,  and which are specifically applicable to such transaction.

                                   ARTICLE V
                           OVERDRAFTS OR INDEBTEDNESS

     1. If Custodian  should in its sole  discretion  advance funds on behalf of any Series which results in an overdraft  (including,  without  limitation,  any day-light  overdraft) because the money held by Custodian in an Account for such
Series shall be  insufficient to pay the total amount payable upon a purchase of
Securities specifically allocated to such Series, as set forth in a Certificate,
Instructions  or Oral  Instructions,  or if an overdraft  arises in the separate account  of a Series  for some  other  reason,  including,  without  limitation, because of a reversal of a  conditional  credit or the purchase of any currency, or if the Fund is for any other reason  indebted to Custodian  with respect to a
Series,  including any  indebtedness to The Bank of New York (except a borrowing for  investment  or for  temporary or emergency  purposes  using  Securities  as collateral  pursuant to a separate  agreement  and subject to the  provisions of
Section 2 of this Article), such overdraft or indebtedness shall be deemed to be a loan made by Custodian to the Fund for such Series payable on demand and shall bear interest from the date incurred at a rate per annum  ordinarily  charged by
Custodian to its institutional customers, as such rate may be adjusted from time to time. In addition, the Fund hereby agrees that Custodian shall to the maximum extent permitted by law have a continuing lien, security interest,  and security
entitlement  in  and  to  any  property,   including,  without  limitation,  any
investment  property or any financial  asset, of such Series at any time held by
Custodian  for the  benefit of such  Series or in which such  Series may have an interest that is then in  Custodian's  possession or control or in possession or control of any third party acting in  Custodian's  behalf.  The Fund  authorizes
Custodian,  in its sole discretion,  at any time to charge any such overdraft or indebtedness  together with interest due thereon  against any balance of account standing to such Series' credit on Custodian's books.

     2. If the Fund  borrows  money from any bank  (including  Custodian  if the borrowing is pursuant to a separate  agreement)  for investment or for temporary or emergency purposes using Securities held by Custodian hereunder as collateral for  such  borrowings,  the  Fund  shall  deliver  to  Custodian  a  Certificate specifying  with  respect to each such  borrowing:  (a) the Series to which such borrowing  relates;  (b) the name of the bank,  (c) the amount of the borrowing,
(d) the time and date, if known,  on which the loan is to be entered  into,  (e)
the total amount  payable to the Fund on the borrowing  date, (f) the Securities to be delivered or segregated as collateral for such loan, including the name of the issuer,  the title and the number of shares or the  principal  amount of any particular  Securities,  and (g) a statement specifying whether such loan is for investment purposes or for temporary or emergency purposes and that such loan is in  conformance  with the 1940 Act and the Fund's  prospectus.  Custodian  shall deliver  on  the  borrowing  date  specified  in  a  Certificate  the  specified collateral  against  payment by the lending bank of the total amount of the loan payable,  provided  that the same  conforms to the total  amount  payable as set forth in the Certificate. Custodian may, at the option of the lending bank, keep such collateral in its possession,  but such collateral  shall be subject to all rights therein given the lending bank by virtue of any  promissory  note or loan agreement.  Custodian shall deliver such Securities as additional  collateral as may be specified  in a  Certificate  to  collateralize  further any  transaction described in this  Section.  The Fund shall cause all  Securities  released from collateral  status to be returned  directly to Custodian,  and  Custodian  shall receive from time to time such return of collateral as may be tendered to it. In the event that the Fund fails to specify in a Certificate  the Series,  the name of the  issuer,  the title and number of shares or the  principal  amount of any particular  Securities to be delivered as  collateral  by  Custodian,  Custodian shall not be under any obligation to deliver any Securities.

                                   ARTICLE VI
                          SALE AND REDEMPTION OF SHARES

     1. Whenever the Fund shall sell any shares issued by the Fund ("Shares") it shall deliver to Custodian a Certificate or  Instructions  specifying the amount of money  and/or  Securities  to be received by  Custodian  for the sale of such
Shares and specifically allocated to an Account for such Series.

     2. Upon  receipt of such  money,  Custodian  shall  credit such money to an
Account in the name of the Series for which such money was received.

     3. Except as provided  hereinafter,  whenever the Fund desires Custodian to make payment out of the money held by Custodian  hereunder in connection  with a redemption  of any  Shares,  it shall  furnish to  Custodian  a  Certificate  or
Instructions  specifying the total amount to be paid for such Shares.  Custodian shall make payment of such total amount to the transfer agent  specified in such
Certificate  or  Instructions  out  of  the  money  held  in an  Account  of the appropriate Series.

     4.  Notwithstanding  the above  provisions  regarding the redemption of any
Shares,  whenever  any  Shares are  redeemed  pursuant  to any check  redemption privilege which may from time to time be offered by the Fund, Custodian,  unless otherwise  instructed by a Certificate or Instructions,  shall, upon presentment of such check,  charge the amount thereof  against the money held in the Account of the Series of the Shares being  redeemed,  provided,  that if the Fund or its agent timely advises  Custodian that such check is not to be honored,  Custodian shall return such check unpaid.

                                  ARTICLE VII
                      PAYMENT OF DIVIDENDS OR DISTRIBUTIONS

     1. Whenever the Fund shall  determine to pay a dividend or  distribution on
Shares it shall furnish to Custodian Instructions or a Certificate setting forth with respect to the Series specified therein the date of the declaration of such dividend or distribution, the total amount payable, and the payment date.

     2. Upon the payment date  specified in such  Instructions  or  Certificate,
Custodian  shall pay out of the money held for the  account  of such  Series the total amount payable to the dividend agent of the Fund specified therein.

                                  ARTICLE VIII
                              CONCERNING CUSTODIAN

     1. (a) Except as otherwise  expressly provided herein,  Custodian shall not be liable for any costs,  expenses,  damages,  liabilities or claims,  including attorneys'  and  accountants'  fees  (collectively,  "Losses"),  incurred  by or asserted  against the Fund,  except those Losses arising out of Custodian's  own negligence  or willful  misconduct or breach of any  representation  or warranty contained in this Agreement.  Custodian  shall have no liability  whatsoever for the action or  inaction of any  Depositories,  except in each case to the extent such action or inaction is a direct result of the Custodian's failure to fulfill its duties  hereunder.  In no event shall Custodian be liable to the Fund or any third party for special,  indirect or consequential  damages, or lost profits or loss of business, arising in connection with this Agreement, nor shall Custodian
be  liable:   (i)  for  acting  in  accordance  with  any  Certificate  or  Oral
Instructions actually received by Custodian and reasonably believed by Custodian to be  given by an  Authorized  Person;  (ii)  for  acting  in  accordance  with
Instructions  without reviewing the same; (iii) for conclusively  presuming that all  Instructions  are  given  only  by  person(s)  duly  authorized;  (iv)  for conclusively  presuming  that all  disbursements  of cash  directed by the Fund, whether  by a  Certificate,  an  Oral  Instruction,  or an  Instruction,  are in
accordance with Section 2(i) of Article II hereof; (v) [Reserved];  (vi) for any
Losses  due to  forces  beyond  the  control  of  Custodian,  including  without limitation  strikes,  work  stoppages,  acts of war or terrorism,  insurrection, revolution,  nuclear or natural  catastrophes or acts of God, or  interruptions, loss or  malfunctions  of utilities,  communications  or computer  (software and hardware)  services  provided,  however,  that  Custodian  has  established  and maintains commercially reasonable business continuity procedures and facilities;
(vii) for the insolvency of any Depository; (viii) [Reserved].

          (b)   Custodian   may  enter   into   subcontracts,   agreements   and
     understandings with any Custodian Affiliate, whenever and on such terms and conditions  as it deems  necessary or  appropriate  to perform its services hereunder. No such subcontract,  agreement or understanding shall discharge
     Custodian from its obligations hereunder.

          (c) The Fund agrees to indemnify Custodian and hold Custodian harmless from and  against any and all Losses  sustained  or incurred by or asserted against Custodian by reason of or as a result of any action or inaction, or arising out of Custodian's performance hereunder, including reasonable fees and expenses of counsel  incurred by  Custodian in a successful  defense of claims by the Fund;  provided  however,  that the Fund shall not  indemnify
     Custodian for those Losses  arising out of  Custodian's  own  negligence or willful misconduct or breach of any representation or warranty of Custodian
     contained  in  this  Agreement.   This  indemnity  shall  be  a  continuing
     obligation of the Fund,  its successors  and assigns,  notwithstanding  the termination of this Agreement.

     2. Without  limiting the  generality of the foregoing,  Custodian  shall be under no obligation to inquire into, and shall not be liable for:

          (a) Any Losses incurred by the Fund or any other person as a result of the receipt or acceptance of fraudulent,  forged or invalid Securities,  or
     Securities  which are  otherwise  not freely  transferable  or  deliverable without encumbrance in any relevant market;

          (b) The validity of the issue of any  Securities  purchased,  sold, or written by or for the Fund,  the legality of the purchase,  sale or writing thereof, or the propriety of the amount paid or received therefor;

          (c) The  legality  of the sale or  redemption  of any  Shares,  or the propriety of the amount to be received or paid therefor;

          (d) The  legality  of the  declaration  or payment of any  dividend or distribution by the Fund;

          (e) The legality of any borrowing by the Fund;

          (f) The  legality  of any  loan of  portfolio  Securities,  nor  shall
     Custodian  be under  any duty or  obligation  to see to it that any cash or collateral delivered to it by a broker,  dealer or financial institution or held by it at any time as a result of such loan of portfolio  Securities is adequate  security  for the Fund  against  any loss it might  sustain  as a
     result  of  such  loan,   which  duty  or  obligation  shall  be  the  sole
     responsibility  of the Fund. In addition,  Custodian shall be under no duty or obligation to see that any broker,  dealer or financial  institution  to which portfolio  Securities of the Fund are lent makes payment to it of any dividends  or  interest  that are payable to or for the account of the Fund during  the  period  of such  loan  or at the  termination  of  such  loan, provided,  however that  Custodian  shall  promptly  notify the Fund in the event that such dividends or interest are not paid and received when due;

          (g) The sufficiency or value of any amounts of money and/or Securities held in any Special  Account in connection  with  transactions by the Fund;
     whether any broker,  dealer, futures commission merchant or clearing member makes  payment  to the Fund of any  variation  margin  payment  or  similar payment which the Fund may be entitled to receive from such broker, dealer, futures  commission  merchant  or clearing  member,  or whether any payment received by Custodian from any broker,  dealer, futures commission merchant or clearing  member is the amount the Fund is  entitled  to receive,  or to notify the Fund of Custodian's  receipt or non-receipt of any such payment;
     or

          (h) Whether any Securities at any time delivered to, or held by it for the account of the Fund and specifically  allocated to a Series are such as properly may be held by the Fund or such Series under the provisions of its then current  prospectus  and  statement of additional  information,  or to ascertain  whether any  transactions by the Fund,  whether or not involving
     Custodian, are such transactions as may properly be engaged in by the Fund.

     3. Custodian may, with respect to questions of law  specifically  regarding an  Account,  obtain  the advice of counsel  and shall be fully  protected  with respect to anything done or omitted by it in good faith in conformity  with such advice,  provided  such  advice or opinion is not  inconsistent  with  generally accepted  industry legal standards.  Custodian shall promptly advise the Fund of the advice or opinion of such counsel.

     4.  Custodian  shall be under no  obligation  to take action to collect any amount  payable on  Securities  in default,  or if payment is refused  after due demand  and  presentment,  except  Custodian  will  make  a  second  demand  and presentment and will as promptly as practical under the circumstances notify the
Fund in writing of such default or refusal to pay.

     5. Custodian  shall have no duty or  responsibility  to inquire into,  make recommendations,  supervise,  or determine the  suitability of any  transactions affecting any Account.

     6.  The  Fund  shall  pay to  Custodian  the  fees  and  charges  as may be specifically  agreed  upon from time to time,  including  but not limited to all costs associated with the conversion of the Fund's Securities  hereunder and the transfer of Securities  and records kept in connection  with this  Agreement and the Custodian's actual out-of-pocket expenses which are a normal incident of the services provided hereunder.

     7. Custodian has the right to debit any cash account for any amount payable by a Series  of the Fund in  connection  with  any and all  obligations  of such
Series to Custodian. In addition to the rights of Custodian under applicable law and other  agreements,  at any time when a Series  shall not have honored any of its  obligations to Custodian,  Custodian shall have the right without notice to the Series to retain or set-off,  against such  obligations of such Series,  any
Securities or cash Custodian or a Custodian Affiliate may directly or indirectly hold for the account of such Series,  and any  obligations  (whether  matured or unmatured) that Custodian or a Custodian  Affiliate may have to such Series. Any such asset of, or obligation  to, a Series may be  transferred  to Custodian and any Custodian Affiliate in order to effect the above rights.

     8. The Fund agrees to forward to Custodian a  Certificate  or  Instructions confirming Oral  Instructions by the close of business of the same day that such
Oral  Instructions  are given to  Custodian.  The Fund agrees that the fact that such confirming  Certificate or Instructions are not received or that a contrary
Certificate or contrary  Instructions  are received by Custodian shall in no way affect the validity or  enforceability  of transactions  authorized by such Oral
Instructions  and  effected  by  Custodian.  If  the  Fund  elects  to  transmit
Instructions through an on-line communications system offered by Custodian,  the
Fund's use  thereof  shall be subject to the Terms and  Conditions  attached  as
Appendix I hereto,  and Custodian  shall provide user and  authorization  codes, passwords  and  authentication  keys  only to an  Authorized  Person or a person reasonably  believed by  Custodian  to be an  Authorized  Person..  If Custodian
receives Instructions which it believes in good faith to appear on their face to have been transmitted by an Authorized Person via (i) computer facsimile, email, the Internet or other  insecure  electronic  method,  or (ii) secure  electronic
transmission   containing  applicable   authorization  codes,  passwords  and/or
authentication  keys,  the Fund  understands  and agrees that  Custodian  cannot determine  the  identity  of the  actual  sender of such  Instructions  and that
Custodian shall  conclusively  presume that such Written  Instructions have been sent by an Authorized  Person,  and the Fund shall be  responsible  for ensuring that only Authorized  Persons  transmit such  Instructions to Custodian.  If the
Fund elects (with Custodian's prior consent) to transmit Instructions through an on-line  communications  service  owned or operated by a third  party,  the Fund agrees that Custodian  shall not be responsible or liable for the reliability or availability of any such service.

     9. The books and records  pertaining to the Fund which are in possession of
Custodian  shall be the  property of the Fund.  Such books and records  shall be prepared and  maintained  as required by the 1940 Act and the rules  thereunder.
The Fund, or its authorized representatives, shall have access to such books and records during Custodian's normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided by Custodian to the Fund or its authorized  representative.  Upon the reasonable  request of the
Fund,  Custodian  shall  provide in hard copy or on  computer  disc any  records included in any such  delivery  which are  maintained by Custodian on a computer disc, or are similarly maintained.

     10. It is understood that Custodian is authorized to supply any information regarding  the Accounts  that is required by any law,  regulation or rule now or hereafter  in effect.  Nothing in this  Agreement  shall be deemed to  authorize
Custodian to waive any  attorney-client,  work product or other privilege of the
Fund or its investment  adviser.  The Custodian  shall provide the Fund with any report obtained by the Custodian on the system of internal accounting control of a  Depository,  and with such  reports on its own system of internal  accounting control and SAS 70 Reports as the Fund may reasonably request from time to time.

     11. Custodian shall have no duties or  responsibilities  whatsoever  except such  duties  and  responsibilities  as  are  specifically  set  forth  in  this
Agreement,  and no covenant or obligation,  except those  specifically set forth herein, shall be implied against Custodian in connection with this Agreement.

                                   ARTICLE IX
                                   TERMINATION

     1. Either of the parties  hereto may terminate  this Agreement by giving to the other  party a notice in writing  specifying  the date of such  termination, which  shall be not less than  sixty  (60) days after the date of giving of such notice.  In the event such notice is given by the Fund, it shall be  accompanied by a copy of a resolution  of the board of the Fund,  certified by the Secretary or any Assistant Secretary, electing to terminate this Agreement and designating a  successor  custodian  or  custodians,  each of which shall be a bank or trust company  meeting the  requirements  of the 1940 Act. In the event such notice is given by Custodian,  the Fund shall, on or before the termination date,  deliver to Custodian a copy of a resolution  of the board of the Fund,  certified by the
Secretary  or any  Assistant  Secretary,  designating  a successor  custodian or custodians.  In the  absence  of such  designation  by the Fund,  Custodian  may designate a successor  custodian  which shall be a bank or trust company meeting the  requirements  of the 1940 Act.  Upon the date set forth in such notice this
Agreement  shall  terminate,  and  Custodian  shall upon  receipt of a notice of acceptance  by the  successor  custodian  on that date  deliver  directly to the successor  custodian all Securities and money then owned by the Fund and held by it as Custodian,  after  deducting all fees,  expenses and other amounts for the payment or reimbursement of which it shall then be entitled.

                                   ARTICLE X
                                  MISCELLANEOUS

     1. The Fund agrees to furnish to Custodian a new  Certificate of Authorized
Persons in the event of any change in the then-current Authorized Persons. Until such new  Certificate is received,  Custodian shall be fully protected in acting upon Certificates or Oral Instructions of such then-current Authorized Persons.

     2. Any notice or other  instrument  in writing,  authorized  or required by this  Agreement  to be  given  to  Custodian,  shall  be  sufficiently  given if addressed to Custodian and received by it at its offices at One Wall Street, New
York, New York 10286,  or at such other place as Custodian may from time to time designate in writing.

     3. Any notice or other  instrument  in writing,  authorized  or required by this Agreement to be given to the Fund shall be sufficiently  given if addressed to the Fund and received by it at its address first set forth above,  or at such other place as the Fund may from time to time designate in writing.

     4. Each and every  right  granted to either  party  hereunder  or under any other document delivered hereunder or in connection  herewith,  or allowed it by law or equity,  shall be cumulative  and may be exercised  from time to time. No failure on the part of either party to exercise, and no delay in exercising, any right will operate as a waiver thereof,  nor will any single or partial exercise by either party of any right  preclude any other or future  exercise  thereof or the exercise of any other right.

     5. In case any provision in or  obligation  under this  Agreement  shall be invalid,  illegal or unenforceable in any exclusive jurisdiction,  the validity, legality and enforceability of the remaining  provisions shall not in any way be affected  thereby.  This  Agreement may not be amended or modified in any manner except  by a  written  agreement  executed  by both  parties,  except  that  any amendment  to the  Schedule  I hereto  need be  signed  only by the Fund and any amendment to Appendix I hereto need be signed only by Custodian.  This Agreement shall  extend  to and  shall be  binding  upon the  parties  hereto,  and  their respective successors and assigns; provided,  however, that this Agreement shall not be assignable by either party without the written consent of the other.

     6. This  Agreement  shall be construed in accordance  with the  substantive laws of the State of New York,  without  regard to conflicts of laws  principles thereof. The Fund and Custodian hereby consent to the jurisdiction of a state or federal court  situated in the Borough of Manhattan,  New York City, New York in
connection  with any dispute  arising  hereunder.  The Fund and  Custodian  each hereby  irrevocably  waives,  to the fullest extent permitted by applicable law, any objection  which it may now or hereafter  have to the laying of venue of any such  proceeding  brought  in such a court  and any claim  that such  proceeding brought in such a court has been brought in an inconvenient  forum. The Fund and
Custodian each hereby  irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

     7. The Fund hereby  acknowledges that Custodian is subject to federal laws, including the Customer  Identification  Program (CIP) requirements under the USA
PATRIOT Act and its implementing  regulations,  pursuant to which Custodian must obtain,  verify and record  information  that allows  Custodian  to identify the
Fund. Accordingly,  prior to opening an Account hereunder Custodian will ask the
Fund to provide certain  information  including,  but not limited to, the Fund's name,  physical address,  tax  identification  number and other information that will  help  Custodian  to  identify  and  verify  the  Fund's  identity  such as organizational documents,  certificate of good standing, license to do business, or other  pertinent  identifying  information.  The Fund agrees  that  Custodian cannot open an Account hereunder unless and until Custodian  verifies the Fund's identity in accordance with its CIP.

     8. This  Agreement may be executed in any number of  counterparts,  each of which shall be deemed to be an original,  but such counterparts shall, together, constitute only one instrument.

     9. It is expressly acknowledged and agreed that the obligations of the Fund hereunder shall not be binding upon any of the shareholders, Trustees, officers, employees  or  agents  of the Fund  personally,  but  shall  bind only the trust property  of the Fund,  as  provided  in the Fund's  Declaration  of Trust.  The execution and delivery of this Agreement have been authorized by the Trustees of the Fund and signed by an officer of the Fund acting as such,  and neither  such authorization  by such Trustees nor such  execution and delivery by such officer shall be deemed to have been made by any of them  individually  or to impose any liability on any of them  personally,  but shall bind only the trust property of the Fund as provided in its Declaration of Trust.

     IN WITNESS WHEREOF, the Fund and Custodian have caused this Agreement to be executed by their respective officers,  thereunto duly authorized, as of the day and year first above written.

                               RevenueShares ETF Trust

                               By:    /s/ Vincent T. Lowry

                                        Vincent T. Lowry

                               Title:   President

                               Tax Identification No:

                               THE BANK OF NEW YORK

                               By:   /s/ Andrew Pfeifer

                                       Andrew Pfeifer

                               Title:   Vice President

                                   SCHEDULE I
                        CERTIFICATE OF AUTHORIZED PERSONS
                   (The Fund - Oral and Written Instructions)

     The undersigned hereby certifies that he/she is the duly elected and acting
________________________  of * (the  "Fund"),  and  further  certifies  that the following  officers  or  employees  of the Fund  have been  duly  authorized  in conformity  with  the  Fund's  Declaration  of  Trust  and  By-Laws  to  deliver
Certificates  and  Oral  Instructions  to The  Bank  of New  York  ("Custodian")
pursuant  to  the  Custody  Agreement  between  the  Fund  and  Custodian  dated
_______________, and that the signatures appearing opposite their names are true and correct:

_______________              _________________               _________________
Name                         Title                           Signature

_______________              _________________               _________________
Name                         Title                           Signature

_______________              _________________               _________________
Name                         Title                           Signature

_______________              _________________               _________________
Name                         Title                           Signature

_______________              _________________               _________________
Name                         Title                           Signature

_______________              _________________               _________________
Name                         Title                           Signature

_______________              _________________               _________________
Name                         Title                           Signature

     This certificate  supersedes any certificate of Authorized  Persons you may currently have on file.

[seal]                                    By:__________________________
                                               Title:

Date:

                                   SCHEDULE II

                                     SERIES

         RevenueShares Large Cap Fund

         RevenueShares Mid Cap Fund

         RevenueShares Small Cap Fund

                                   APPENDIX I

                    ELECTRONIC SERVICES TERMS AND CONDITIONS

     1.  License;  Use.  (a) This  Appendix  I shall  govern  the  Fund's use of
electronic  communications,   information  delivery,  portfolio  management  and
banking services, that The Bank of New York and its affiliates ("Custodian") may provide to the Fund, such as The Bank of New York  Inform(TM)and The Bank of New
York  CA$H-Register  Plus(R),  and any computer  software,  proprietary data and documentation  provided  by  Custodian  to  the  Fund  in  connection  therewith
(collectively,  the "Electronic Services"). In the event of any conflict between the terms of this Appendix I and the main body of this Agreement with respect to the Fund's use of the  Electronic  Services,  the terms of this Appendix I shall control.

     (b)  Custodian  grants  to  the  Fund  a  personal,   nontransferable   and
nonexclusive license to use the Electronic Services to which the Fund subscribes solely for the purpose of transmitting  instructions  and information  ("Written
Instructions"), obtaining reports, analyses and statements and other information and data,  making  inquiries  and  otherwise  communicating  with  Custodian  in connection with the Fund's  relationship with Custodian.  The Fund shall use the
Electronic Services solely for its own internal and proper business purposes and not in the operation of a service bureau. Except as set forth herein, no license or right of any kind is granted to with respect to the Electronic Services.  The
Fund  acknowledges  that  Custodian and its suppliers  retain and have title and exclusive  proprietary  rights to the Electronic  Services,  including any trade secrets or other  ideas,  concepts,  know-how,  methodologies,  and  information incorporated  therein and the exclusive  rights to any copyrights,  trade dress, look and feel, trademarks and patents (including  registrations and applications for registration of either),  and other legal  protections  available in respect thereof.  The Fund  further  acknowledges  that all or a part of the  Electronic
Services may be  copyrighted or  trademarked  (or a  registration  or claim made therefor) by Custodian or its suppliers. The Fund shall not take any action with
respect   to  the   Electronic   Services   inconsistent   with  the   foregoing
acknowledgments,  nor shall the Fund attempt to decompile,  reverse  engineer or modify the Electronic Services. The Fund may not copy,  distribute,  sell, lease or  provide,  directly or  indirectly,  the  Electronic  Services or any portion thereof to any other person or entity without Custodian's prior written consent.
The Fund may not remove any statutory  copyright notice or other notice included in the  Electronic  Services.  The Fund shall  reproduce  any such notice on any reproduction  of any  portion  of the  Electronic  Services  and  shall  add any statutory copyright notice or other notice upon Custodian's request.

     (c) Portions of the  Electronic  Services  may contain,  deliver or rely on data  supplied by third parties  ("Third Party Data"),  such as pricing data and indicative data, and services supplied by third parties ("Third Party Services")
such as  analytic  and  accounting  services.  Third  Party Data and Third Party
Services supplied hereunder are obtained from sources that Custodian believes to be reliable but are provided without any independent investigation by Custodian.
Custodian  and its  suppliers  do not  represent or warrant that the Third Party
Data or Third Party Services are correct,  complete or current. Third Party Data and Third Party Services are proprietary to their suppliers, are provided solely
for  the  Fund's   internal  use,  and  may  not  be  reused,   disseminated  or
redistributed  in any form.  The Fund shall not use any Third  Party Data in any manner  that would act as a  substitute  for  obtaining  a license  for the data directly from the supplier. Third Party Data and Third Party Services should not be used in making any investment  decision.  CUSTODIAN AND ITS SUPPLIERS ARE NOT
RESPONSIBLE  FOR ANY RESULTS  OBTAINED  FROM THE USE OF OR  RELIANCE  UPON THIRD
PARTY DATA OR THIRD PARTY  SERVICES.  Custodian's  suppliers of Third Party Data and  Services are intended  third party  beneficiaries  of this Section 1(c) and
Section 5 below.

     (d) The  Fund  understands  and  agrees  that any  links in the  Electronic
Services to Internet  sites may be to sites  sponsored  and  maintained by third parties. Custodian make no guarantees,  representations or warranties concerning the information  contained in any third party site (including without limitation that such information is correct,  current, complete or free of viruses or other contamination),  or any products or services sold through third party sites. All such links to third party Internet sites are provided solely as a convenience to the Fund and the Fund  accesses  and uses such sites at its own risk.  A link in the Electronic  Services to a third party site does not  constitute  Custodian's endorsement,  authorisation  or  sponsorship  of such site or any  products  and services available from such site.

     2.  Equipment.  The Fund  shall  obtain  and  maintain  at its own cost and expense all equipment and services,  including but not limited to communications services,  necessary  for it to  utilize  and  obtain  access to the  Electronic
Services,  and  Custodian  shall  not be  responsible  for  the  reliability  or availability of any such equipment or services.

     3. Proprietary  Information.  The Electronic Services,  and any proprietary
data  (including  Third  Party  Data),  processes,   software,  information  and
documentation made available to the Fund (other than which are or become part of the public  domain or are legally  required to be made  available to the public)
(collectively,  the "Information"),  are the exclusive and confidential property of Custodian or its  suppliers.  However,  for the  avoidance of doubt,  reports generated by the Fund containing  information relating to its account(s) (except for Third Party Data contained  therein) are not deemed to be within the meaning of the term  "Information." The Fund shall keep the Information  confidential by using the same care and  discretion  that the Fund uses with  respect to its own confidential property and trade secrets, but not less than reasonable care. Upon termination of the Agreement or the licenses granted herein for any reason,  the
Fund shall return to Custodian any and all copies of the  Information  which are in its possession or under its control  (except that the Fund may retain reports containing Third Party Data, provided that such Third Party Data remains subject to the provisions of this Appendix).  The provisions of this Section 3 shall not affect the copyright  status of any of the Information  which may be copyrighted and shall apply to all information whether or not copyrighted.

     4.  Modifications.  Custodian  reserves the right to modify the  Electronic
Services  from time to time.  The Fund agrees not to modify or attempt to modify the Electronic  Services without  Custodian's  prior written  consent.  The Fund acknowledges that any modifications to the Electronic  Services,  whether by the
Fund or Custodian and whether with or without Custodian's consent,  shall become the property of Custodian.

     5. NO REPRESENTATIONS OR WARRANTIES; LIMITATION OF LIABILITY. CUSTODIAN AND
ITS  MANUFACTURERS  AND SUPPLIERS  MAKE NO WARRANTIES  OR  REPRESENTATIONS  WITH
RESPECT  TO THE  ELECTRONIC  SERVICES  OR ANY THIRD  PARTY  DATA OR THIRD  PARTY
SERVICES,  EXPRESS OR IMPLIED,  IN FACT OR IN LAW,  INCLUDING BUT NOT LIMITED TO
WARRANTIES  OF  MERCHANTABILITY,  NON-INFRINGEMENT  AND FITNESS FOR A PARTICULAR
PURPOSE.  THE FUND ACKNOWLEDGES THAT THE ELECTRONIC  SERVICES,  THIRD PARTY DATA
AND THIRD PARTY SERVICES ARE PROVIDED "AS IS." TO THE FULLEST  EXTENT  PERMITTED
BY APPLICABLE LAW, IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ANY
DAMAGES, WHETHER DIRECT, INDIRECT SPECIAL, OR CONSEQUENTIAL,  WHICH CUSTOMER MAY
INCUR IN  CONNECTION  WITH THE  ELECTRONIC  SERVICES,  THIRD PARTY DATA OR THIRD
PARTY  SERVICES,  EVEN IF CUSTODIAN OR SUCH SUPPLIER KNEW OF THE  POSSIBILITY OF
SUCH DAMAGES.  IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ACTS OF
GOD, MACHINE OR COMPUTER  BREAKDOWN OR MALFUNCTION,  INTERRUPTION OR MALFUNCTION
OF  COMMUNICATION  FACILITIES,  LABOR  DIFFICULTIES  OR  ANY  OTHER  SIMILAR  OR
DISSIMILAR CAUSE BEYOND THEIR REASONABLE CONTROL.

     6. Security;  Reliance;  Unauthorized Use; Funds Transfers.  Custodian will establish  security  procedures to be followed in connection with the use of the
Electronic Services, and the Fund agrees to comply with the security procedures.
The Fund  understands  and agrees that the security  procedures  are intended to determine  whether  instructions  received by Custodian  through the  Electronic
Services  are  authorized  but are not (unless  otherwise  specified in writing)
intended  to detect any errors  contained  in such  instructions.  The Fund will cause  all  persons  utilizing  the  Electronic  Services  to treat any user and authorization codes,  passwords,  authentication keys and other security devices with the highest  degree of care and  confidentiality.  Upon  termination of the
Fund's use of the  Electronic  Services,  the Fund shall return to Custodian any security devices (e.g., token cards) provided by Custodian.  Custodian is hereby irrevocably  authorized to comply with and rely upon on Written Instructions and other  communications,  whether or not  authorized,  received  by it through the
Electronic  Services.  The Fund acknowledges that it has sole responsibility for ensuring that only  Authorized  Persons use the Electronic  Services and that to
the  fullest  extent   permitted  by  applicable  law  Custodian  shall  not  be
responsible  nor  liable  for any  unauthorized  use  thereof  or for any losses sustained  by the  Fund  arising  from  or in  connection  with  the  use of the
Electronic  Services or Custodian's  reliance upon and  compliance  with Written
Instructions and other communications  received through the Electronic Services.
With  respect  to  instructions  for a  transfer  of funds  issued  through  the
Electronic Services, when instructed to credit or pay a party by both name and a unique numeric or alpha-numeric  identifier (e.g. ABA number or account number), the Custodian,  its affiliates,  and any other bank  participating  in the funds transfer,  may rely solely on the unique  identifier,  even if it  identifies  a party different than the party named. Such reliance on a unique identifier shall apply to  beneficiaries  named  in such  instructions  as well as any  financial institution  which is designated in such  instructions to act as an intermediary in a  funds  transfer.  It  is  understood  and  agreed  that  unless  otherwise specifically provided herein, and to the extent permitted by applicable law, the parties hereto shall be bound by the rules of any funds transfer system utilized to effect a funds transfer hereunder.

     7.  Acknowledgments.  Custodian  shall  acknowledge  through the Electronic
Services  its  receipt of each  Written  Instruction  communicated  through  the
Electronic Services,  and in the absence of such acknowledgment  Custodian shall not be liable for any failure to act in accordance with such Written Instruction and the Fund may not  claim  that  such  Written  Instruction  was  received  by
Custodian.  Custodian may in its discretion decline to act upon any instructions or  communications  that are  insufficient  or incomplete or are not received by
Custodian in sufficient  time for  Custodian to act upon, or in accordance  with such instructions or communications.

     8.  Viruses.  The Fund  agrees to use  reasonable  efforts to  prevent  the transmission  through  the  Electronic  Services  of any  software or file which contains any viruses,  worms, harmful component or corrupted data and agrees not to use any device,  software,  or routine to  interfere  or attempt to interfere with the proper working of the Electronic Services.

     9. Encryption.  The Fund acknowledges and agrees that encryption may not be available for every communication  through the Electronic  Services,  or for all data. The Fund agrees that  Custodian may deactivate any encryption  features at any  time,  without  notice  or  liability  to the  Fund,  for  the  purpose  of maintaining, repairing or troubleshooting its systems.

     10. On-Line  Inquiry and  Modification  of Records.  In connection with the
Fund's use of the Electronic  Services,  Custodian  may, at the Fund's  request, permit the Fund to enter data directly into a Custodian database for the purpose of modifying certain information  maintained by Custodian's systems,  including, but not limited to, change of address  information.  To the extent that the Fund is granted such access, the Fund agrees to indemnify and hold Custodian harmless from all loss,  liability,  cost, damage and expense (including  attorney's fees and  expenses) to which  Custodian  may be subjected or which may be incurred in connection  with any claim  which may arise out of or as a result of  changes to
Custodian database records initiated by the Fund.

     11.  Agents.  the Fund may,  on advance  written  notice to the  Custodian, permit its agents and  contractors  ("Agents") to access and use the  Electronic
Services on the Fund's behalf,  except that the Custodian  reserves the right to prohibit the Fund's use of any particular  Agent for any reason.  The Fund shall require  its  Agent(s)  to agree  in  writing  to be  bound by the  terms of the
Agreement,  and the Fund shall be liable and responsible for any act or omission of such Agent in the same manner,  and to the same extent, as though such act or omission  were that of the Fund.  Each  submission of a Written  Instruction  or
other   communication  by  the  Agent  through  the  Electronic  Services  shall constitute a representation and warranty by the Fund that the Agent continues to be duly  authorized  by the Fund to so act on its behalf and the  Custodian  may rely on the  representations  and warranties  made herein in complying with such
Written   Instruction  or  communication.   Any  Written  Instruction  or  other
communication  through the Electronic  Services by an Agent shall be deemed that of the Fund, and the Fund shall be bound thereby whether or not authorized.  The
Fund may, subject to the terms of this Agreement and upon advance written notice to the Bank,  provide a copy of the Electronic Service user manuals to its Agent if the Agent requires such copies to use the  Electronic  Services on the Fund's behalf.  Upon  cessation of any such Agent's  services,  the Fund shall promptly terminate  such Agent's  access to the  Electronic  Services,  retrieve from the
Agent any copies of the manuals and destroy  them,  and retrieve  from the Agent any token cards or other security  devices provided by Custodian and return them to Custodian.